UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

TE CONNECTIVITY LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Mühlenstrasse 26, CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value CHF 0.57	TEL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure

TE Connectivity Ltd. (the “Company”) is furnishing under Item 7.01 of this Current Report on Form 8-K a presentation that will be made by the Company at Bernstein’s 36th Annual Strategic Decisions Conference on May 28, 2020 at 8:00 a.m. ET. At the conference, the Company will discuss and provide an update to its business and financial condition. A copy of the presentation is being furnished pursuant to Regulation FD as Exhibit 99.1 and is incorporated herein by reference. A live webcast of the event will be available at the “Investors” section of the Company’s website (www.te.com).

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description

99.1	Presentation by TE Connectivity at Bernstein’s 36th Annual Strategic Decisions Conference on May 28, 2020

104	Cover page interactive data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2020	TE CONNECTIVITY LTD.
By: /s/ Harold G. Barksdale
Name: Harold G. Barksdale
Title: Vice President and Corporate Secretary